UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 1
3
, 2023 (October 27, 2023)

INSPIRE VETERINARY PARTNERS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41792	85-4359258
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Lynnhaven Parkway, Suite 400
Virginia Beach, VA	23452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(757) 734-5464

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	IVP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Explanatory Note

This current report on Form 8-K/A (the “Amendment”) amends the current report on Form 8-K dated November 8, 2023 (the “Original Form 8-K”) by
Inspire Veterinary Partners, Inc. (the “Company”).
The sole purpose of this Amendment is to restate Item 5.03 of the Original Form 8-K. No other changes have been made to the Original Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 7, 2023, Inspire Veterinary Partners, Inc. (the “Company”) amended its articles of incorporation by filing with the Secretary of State of the State of Nevada an amendment (the “Series A COD Amendment”) to the certificate of designation for the Company’s Series A preferred stock (the “Series A Preferred Stock”).  The Series A COD Amendment was approved on October 26, 2023 by the unanimous affirmative vote of the holders of the Series A Preferred Stock outstanding as of such date and by affirmative vote of the board of directors of the Company on November 6, 2023. The Series A COD Amendment became effective upon filing with the Secretary of State of the State of Nevada.

Pursuant to the Series A COD Amendment, the number of shares of the Company designated as Series A Preferred Stock authorized under the Company’s articles of incorporation was increased to a total of two million (2,000,000) preferred shares. In addition, the Series A COD Amendment modified the conversion price of the Series A Preferred Stock to be no less than $0.25 per share, as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction conducted after the date of the Series A COD Amendment.

The foregoing description of Series A COD Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Series A COD Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item. 9.01.  Financial Statements and Exhibits

Exhibit No.	Description
3.1	Amendment to the Series A Preferred Stock Certificate of Designation relating to Series A Preferred Stock of Inspire Veterinary Partners, Inc. *

* Previously filed with the
Securities and Exchange Commission
as an exhibit to the Current Report on Form 8-K filed by the Company on November 8, 2023, and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	INSPIRE VETERINARY PARTNERS, INC.
November 1 3 , 2023
	By:	/s/ Kimball Carr
	Name:	Kimball Carr
	Title:	President and Chief Executive Officer